UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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☐	Soliciting Materials Pursuant to §240.14a-12

ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

1633 Broadway

New York, New York 10019

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THIS FILING CONSISTS OF A REMINDER LETTER TO SHAREHOLDERS REGARDING THE MEETING OF ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND, ALLIANZGI CONVERTIBLE & INCOME FUND, ALLIANZGI CONVERTIBLE & INCOME FUND II, ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND, ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND, ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND, AND ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND REGARDING THE JOINT SPECIAL MEETINGS OF SHAREHOLDERS, TO BE HELD ON OCTOBER 28, 2020, AND THE RELATED PROXY STATEMENT.

October 9, 2020

RE:	ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

Dear Valued Shareholder:

As a shareholder in one of the above mentioned Funds, we mailed time sensitive proxy voting material to you requesting your vote on important proposals relating to the operation of the Fund. According to our records, we have not received your proxy vote.

If the Fund does not receive sufficient votes to pass the proposals as detailed in the proxy materials previously mailed to you, we may occasionally call shareholders to encourage them to vote. In efforts to keep Fund costs down, we’d greatly appreciate your vote on these important proposals.

Voting is easy and fast. You can vote your proxy using one of the options below:

•	Online: Visit the website indicated on the proxy card

•	Phone: Call (866) 342-4883 Ext. 12. You can speak to a live operator if you need assistance

•	Mail: Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

By casting your proxy vote now, you ensure your shares are represented and that we won’t contact you further relating to this issue.

Shareholders will vote on the proposals at the Special Meeting of Shareholders to be held on October 28, 2020. Detailed information about the Special Meeting of Shareholders and the proposals can be found in the proxy statement, or online at: https://vote.proxyonline.com/Allianz/docs/CEFSpecialMeeting.pdf

If you have any questions about these proposals, you may contact your financial advisor or AST Fund Solutions at (866) 342-4883 Ext. 12.

Sincerely,

Thomas J. Fuccillo

President and Chief Executive Officer

R1-AGI-B1-O